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                                                                    EXHIBIT 10.1


                           AMENDMENT TO THE AGREEMENT
                                DATED MAY 1, 2000
                                     BETWEEN
                           NORTEL NETWORKS CORPORATION
                                       AND
                             NORTEL NETWORKS LIMITED


       WHEREAS, pursuant to an agreement made as of May 1, 2000 (the "Intercompany Agreement") between Nortel Networks Limited, then known as Nortel Networks Corporation, ("NNL") and Nortel Networks Corporation, then known as New Nortel Inc., ("NNC"), NNL agreed, among other things, to issue to NNC a number of common shares of NNL (the "NNL Common Shares") having a value equal to the fair market value of the common shares of NNC (the "NNL Common Shares") issuable upon the exercise of rights to exchange (the "Exchange Rights") by the registered holders of Cumulative Redeemable Class A Preferred Shares Series 4 of NNL (the "Series 4 Shares") pursuant to the terms and conditions of the short-form prospectus dated July 6, 1994 (the "Prospectus") of NNL, then known as Northern Telecom Limited, as amended by the Plan of Arrangement (as defined in the Intercompany Agreement) and the Intercompany Agreement;

       AND WHEREAS both NNL and NNC wish to amend the Intercompany Agreement as provided for in this amendment (the "Amendment");

       NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.     DEFINITIONS.

       In this Amendment,

       (a) "Exchange Date" has the meaning attributed to such term in the Prospectus;

       (b) "NNC Outstanding Common Shares" means, on any Exchange Date, the total number of issued and outstanding common shares of NNC, as of the last day of the most recently completed month in respect of which the registrar and transfer agent of NNC has prepared a report on such number of issued and outstanding shares as of the end of such month;

       (c) "NNC Revenues" means, on any Exchange Date, the consolidated revenues of NNC for the most recently completed 3-month, 6-month, 9-month or annual period, in respect of which a quarterly or annual report, as the case may be, has been filed by or on behalf of NNC with the SEC;

       (d) "NNL Outstanding Common Shares" means, on any Exchange Date, the total number of issued and outstanding common shares of NNL, as of the last day of the most recently completed month in respect of which the registrar and transfer agent of NNL has prepared a report on such number of issued and outstanding shares as of the end of such month;
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                                      -2-


       (e) "NNL Revenues" means, on any Exchange Date, the consolidated revenues of NNL for the most recently completed 3-month, 6-month, 9-month or annual period, in respect of which a quarterly or annual report, as the case may be, has been filed by or on behalf of NNL with the SEC; and

       (f) "SEC" means the United States Securities and Exchange Commission, or any successor thereto.

2.     DELIVERY OF NNL COMMON SHARES.

       Section 2 of the Intercompany Agreement is hereby deleted and replaced in its entirety with the following:

       In consideration for the delivery by NNC of NNC Common Shares to any holder of Series 4 Shares on an Exchange Date pursuant to the exercise of an Exchange Right, NNL shall issue to NNC on such Exchange Date a number of NNL Common Shares having a value equal to such NNC Common Shares, which number shall be determined in accordance with the following formula:

        X   =   Y    x    NNL Outstanding Common Shares    x   NNL Revenues
                          -----------------------------        ------------
                          NNC Outstanding Common Shares        NNC Revenues

where:

       "X" is the aggregate number of NNL Common Shares to be issued to NNC, and shall be rounded down to the nearest whole number; and

       "Y" is the aggregate number of NNC Common Shares to be issued on such Exchange Date pursuant to the exercise of Exchange Rights.

3.     TERMINATION.

       The Intercompany Agreement shall automatically terminate once all of the issued and outstanding Series 4 Shares have been cancelled, provided that all obligations of the parties under the Intercompany Agreement, as amended hereby, have been satisfied in full.

4.     NO OTHER AMENDMENTS.

       All terms and conditions of the Intercompany Agreement, save as described in Sections 2 and 3 above, shall remain in full force and effect, unamended.
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       IN WITNESS WHEREOF the parties have executed this Amendment with effect as of the 26th day of July, 2001.

                                 NORTEL NETWORKS CORPORATION


                                 By: "Deborah J. Noble"
                                     -------------------------------------------
                                     Name:  Deborah J. Noble
                                     Title: Corporate Secretary


                                 NORTEL NETWORKS LIMITED


                                 By: "K.B. Stevenson"
                                     -------------------------------------------
                                     Name:  K.B. Stevenson
                                     Title: Treasurer